Principal Funds, Inc.
Supplement dated September 16, 2024
to the Statement of Additional Information dated March 1, 2024
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
NOTICE: Effective July 31, 2024, the Directors no longer serve as Directors for the Principal Real Asset Fund ("PRA") and as such no longer provide oversight of PRA. Delete all references to PRA from this SAI.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, add Frances P. Grieb and Thomas A. Swank alphabetically to the 15(c) Committee in the Committee and Independent Board Members column.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2025, under Management Agreement, delete the table and/or rows, as applicable, for High Yield, MidCap S&P 400 Index, and SmallCap S&P 600 Index. Add the following alphabetically to the table that currently lists LargeCap S&P 500 Index:

Fund	First $3 billion	Next $3 billion	Over $6 billion
High Yield	0.51%	0.49%	0.47%
MidCap S&P 400 Index	0.15%	0.12%	0.10%
SmallCap S&P 600 Index	0.15%	0.12%	0.10%
Effective January 1, 2025, under Management Agreement, delete the tables and/or rows, as applicable, for LargeCap Value III, Short-Term Income, SmallCap, and SmallCap Value II, and add the following alphabetically to the third table:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
LargeCap Value III	0.73%	0.71%	0.69%	0.67%	0.66%	0.65%
Short-Term Income	0.38%	0.36%	0.35%	0.33%	0.32%	0.31%
SmallCap	0.75%	0.73%	0.71%	0.70%	0.69%	0.68%
SmallCap Value II	0.89%	0.87%	0.85%	0.84%	0.83%	0.82%
Effective September 13, 2024, under Management Agreement, delete the second paragraph in the Contractual Limits on Total Annual Fund Operating Expenses section.
Effective October 1, 2024, under Management Agreement, in the Contractual Limits on Total Annual Fund Operating Expenses section, add the following alphabetically to the first table:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	J	Inst.	Expiration
Overseas	N/A	N/A	0.91%	2/28/2026

Effective January 1, 2025, under Management Agreement, in the Contractual Limits on Total Annual Fund Operating Expenses section, delete the row for SmallCap Value II, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	J	Inst.	Expiration
SmallCap Value II	N/A	N/A	0.93%	2/28/2026

Effective January 1, 2025, under Management Agreement, in the Contractual Management Fee Waivers section, delete the row for LargeCap Value III, and replace with the following:

Contractual Limits on Other Expenses
Fund	Waiver	Expiration
LargeCap Value III	0.020%	2/28/2026
Effective September 13, 2024, under Management Agreement, in the Contractual Management Fee Waivers section, add the following after the table:
PGI has also contractually agreed to reduce the Government Money Market Fund’s management fee, through the period ended February 28, 2025, in an amount equal to all Acquired Fund Fees and Expenses. In addition, PGI has contractually agreed to reduce the LargeCap Value Fund III’s management fee, through the period ended February 28, 2026, in an amount equal to the Fund’s Acquired Fund Fees and Expenses represented by the Fund’s investment in a particular unaffiliated exchange‑traded fund that pursues a pure value investment strategy.
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